Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRE-FUNDED ORDINARY SHARE PURCHASE WARRANT

BIT ORIGIN LTD

Warrant Shares: 6,457,863

Issue Date: June 28, 2026

THIS PRE-FUNDED ORDINARY SHARE PURCHASE WARRANT (the “Warrant”) certifies that, for value received, or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) until this Warrant is exercised in full (the “Termination Date”), to subscribe for and purchase from Bit Origin Ltd, a Cayman Islands exempted company (the “Company”), up to 6,457,863 Class A ordinary shares, par value US$0.00006 per share (the “Ordinary Shares,” and such shares issuable upon exercise, the “Warrant Shares”), at an exercise price equal to $0.00006 per share (the “Exercise Price”). This Warrant is issued pursuant to that certain Asset Purchase Agreement, dated as of June 28, 2026 (the “Purchase Agreement”), by and between the Company and the Holder.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. As used in this Warrant, the following terms shall have the following meanings:

“Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with the Holder.

“Business Day” means any day other than a Saturday, Sunday, or any day on which banking institutions in New York City are authorized or required by law to close.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Person” means an individual, corporation, partnership, trust, limited liability company, association or other entity.

“Trading Day” means a day on which the Ordinary Shares are traded on the principal Trading Market, or if not listed, a Business Day.

“Trading Market” means any of the following: the New York Stock Exchange, NYSE American, Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, OTCQX, or OTCQB.

“Transfer Agent” means the Company’s transfer agent for the Ordinary Shares, and any successor transfer agent.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time on or after the Initial Exercise Date by delivery to the Company of a duly executed Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within one (1) Trading Day following delivery of the Notice of Exercise, the Holder shall deliver the aggregate Exercise Price by wire transfer unless the cashless exercise procedure in Section 2(c) is elected. The Holder shall not be required to physically surrender this Warrant until it has been exercised in full, at which time the Holder shall surrender it within three (3) Trading Days. Partial exercises shall reduce the outstanding Warrant Shares accordingly. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that the number of Warrant Shares available for purchase at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.00006 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than $0.00006 per Warrant Share) shall be required to be paid by the Holder to effect any exercise. The Holder shall not be entitled to the return or refund of any portion of such pre-paid aggregate exercise price under any circumstance. The remaining unpaid exercise price per Warrant Share shall be $0.00006, subject to adjustment hereunder (the “Exercise Price”).

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(c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at any time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to:

Net Shares = (A × B – A × C) / B

where:

A = the total number of Warrant Shares with respect to which this Warrant is then being exercised;

B = the fair market value per Ordinary Share on the date of exercise (determined by the closing sale price on the Trading Market on the Trading Day immediately preceding the date of the Notice of Exercise, or if not listed, as determined in good faith by the Board of Directors of the Company); and

C = the Exercise Price then in effect.

If Warrant Shares are issued in a cashless exercise, the parties acknowledge that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of this Warrant, and the holding period of such Warrant Shares may be tacked on to the holding period of this Warrant.

(d) Mechanics of Exercise.

(i) Delivery of Warrant Shares. The Company shall cause the Warrant Shares to be transmitted by the Transfer Agent to the Holder by crediting the Holder’s account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if eligible, and otherwise by physical certificate delivery, within two (2) Trading Day after delivery of the Notice of Exercise (the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed the holder of record. If the Company fails to deliver Warrant Shares by the Warrant Share Delivery Date, the Company shall pay liquidated damages of $10 per Trading Day (increasing to $20 on the fifth Trading Day) for each $1,000 of Warrant Shares until delivery.

(ii) Delivery of New Warrants. If exercised in part, the Company shall, upon request and surrender of this Warrant, deliver a new Warrant for the unpurchased Warrant Shares.

(iii) Rescission Rights. If the Company fails to deliver Warrant Shares by the Warrant Share Delivery Date, the Holder may rescind such exercise.

(iv) No Fractional Shares or Scrip. No fractional shares shall be issued upon exercise. The Company shall pay cash for any fractional amount based on the fair market value of an Ordinary Share or round up to the next whole share, at the Company’s election.

(v) Charges and Taxes. Issuance of Warrant Shares shall be without charge to the Holder for any issue or transfer tax. The Company shall pay all Transfer Agent fees.

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(e) Holder’s Exercise Limitations. The Company shall not effect any exercise, and the Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect thereto the Holder (together with its Affiliates and any Persons acting as a group together with the Holder or its Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. The “Beneficial Ownership Limitation” shall be 4.99% of the Ordinary Shares outstanding immediately after giving effect to exercise. The Holder may increase or decrease this limitation (not to exceed 9.99%) upon 61 days’ prior written notice to the Company.

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or distribution payable in Ordinary Shares, (ii) subdivides outstanding Ordinary Shares into a larger number, (iii) combines outstanding Ordinary Shares into a smaller number, or (iv) issues by reclassification any shares of capital stock, then the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Ordinary Shares outstanding immediately before such event and the denominator shall be the number outstanding immediately after, and the number of Warrant Shares shall be proportionately adjusted such that the aggregate Exercise Price remains unchanged.

(b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation with another Person, (ii) the Company sells all or substantially all of its assets, (iii) any tender offer or exchange offer is completed pursuant to which holders of more than 50% of the Ordinary Shares tender their shares, or (iv) the Company effects any reclassification whereby the Ordinary Shares are converted into other securities, cash or property (each a “Fundamental Transaction”), then upon any subsequent exercise the Holder shall have the right to receive the same kind and amount of consideration receivable by a holder of Ordinary Shares in such transaction. The Company shall cause any successor entity to assume all obligations under this Warrant prior to such Fundamental Transaction.

(c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share.

(d) Notice to Holder. Whenever the Exercise Price or number of Warrant Shares is adjusted, the Company shall promptly deliver to the Holder a notice setting forth the adjusted Exercise Price, the adjusted number of Warrant Shares, and a brief statement of the facts requiring such adjustment.

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Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with applicable securities laws and the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender to the Company with a duly executed assignment form.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation with written notice specifying denominations.

(c) Warrant Register. The Company shall maintain a register of Holders and may treat the registered Holder as the absolute owner for all purposes.

Section 5. Miscellaneous.

(a) No Rights as Shareholder. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder prior to exercise.

(b) Loss, Theft, Destruction or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of loss, theft, destruction or mutilation, and indemnity reasonably satisfactory to the Company, the Company will issue a replacement Warrant.

(c) Authorized Shares. The Company covenants that during the period this Warrant is outstanding it will reserve a sufficient number of authorized and unissued Ordinary Shares to provide for issuance upon exercise. All Warrant Shares so issued will be duly authorized, validly issued, fully paid and nonassessable.

(d) Governing Law. All questions concerning construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the provisions of the Purchase Agreement.

(e) Nonwaiver. No delay or failure to exercise any right shall operate as a waiver thereof.

(f) Notices. Notices shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(g) Remedies. The Holder shall be entitled to specific performance of its rights hereunder. The Company waives the defense that a remedy at law would be adequate.

(h) Successors and Assigns. Subject to applicable securities laws, this Warrant shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties.

(i) Amendment. This Warrant may be modified or amended only with the written consent of the Company and the Holder.

(j) Severability. If any provision hereof is invalid or unenforceable, it shall be ineffective only to the extent of such invalidity without affecting the remaining provisions.

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(k) Headings. Headings are for convenience of reference only and shall not affect interpretation.

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(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issue Date set forth above.

BIT ORIGIN LTD

By:
Name: Jinghai Jiang
Title: CEO and Chairman of Board

ACKNOWLEDGED AND AGREED:

PT Mitra Manunggal Sangkara

By:
Name: David Tedjo
Title: Director

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NOTICE OF EXERCISE

TO: BIT ORIGIN LTD

(1) The undersigned hereby elects to purchase _______ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ cashless exercise pursuant to Section 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

(4) The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act.

Name of Holder
By:
Name:
Title:
Date:

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ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:	Address:
Phone:	Email:

Name of Holder
By:
Name:
Title:
Date:

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